                                  EXHIBIT 99.1

                   FUNDING AGREEMENT DATED NOVEMBER 30, 1995
                   AMONG SEARCH CAPITAL GROUP, INC., SEARCH
                   FUNDING CORP, AUTOMOBILE CREDIT ACCEPTANCE
                   CORP., AUTOMOBILE CREDIT HOLDINGS, INC.,
                   NEWSEARCH, INC. AND HALL FINANCIAL GROUP, INC.

                                    FUNDING
                                   AGREEMENT





                            Dated November 30, 1995


                                     among

                           SEARCH CAPITAL GROUP, INC.

                              SEARCH FUNDING CORP.

                       AUTOMOBILE CREDIT ACCEPTANCE CORP.

                        AUTOMOBILE CREDIT HOLDINGS, INC.

                                      and

                                NEWSEARCH, INC.

                          referred to collectively as

                               THE SEARCH PARTIES

                                      and

                           HALL FINANCIAL GROUP, INC.

                               TABLE OF CONTENTS



1.0 DATE AND PARTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

   1.1 Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

   1.2 Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

2.0 RECITATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

   2.1 Search, Subsidiaries, Corporate
       Structure  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

   2.2 Bankruptcy Proceeding  . . . . . . . . . . . . . . . . . . . . . . .   2

   2.3 Funding Requirements . . . . . . . . . . . . . . . . . . . . . . . .   2

   2.4 Objectives . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

   2.4 Interim Funding  . . . . . . . . . . . . . . . . . . . . . . . . . .   2

3.0 DEFINITIONS AND USAGE . . . . . . . . . . . . . . . . . . . . . . . . .   2

   3.1 Primary Defined Terms  . . . . . . . . . . . . . . . . . . . . . . .   2

       Bankruptcy Proceeding  . . . . . . . . . . . . . . . . . . . . . . .   2

       Bankruptcy Code  . . . . . . . . . . . . . . . . . . . . . . . . . .   2

       Chapter Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . .   2

       Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

       Collateral Coverage Ratio  . . . . . . . . . . . . . . . . . . . . .   3

       Disclosure Statement . . . . . . . . . . . . . . . . . . . . . . . .   3

       Effective Date . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

       Financing Statements . . . . . . . . . . . . . . . . . . . . . . . .   3

       $500,000 Note. . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

       GAAP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

       GECC Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

       GECC Loan Agreement  . . . . . . . . . . . . . . . . . . . . . . . .   4

       GECC Pledged Collateral  . . . . . . . . . . . . . . . . . . . . . .   4

       Loan Documents . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

       Non-Chapter Subsidiaries . . . . . . . . . . . . . . . . . . . . . .   4

       Note I . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

       Note II  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

       Note III . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4

       Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4


Table of Contents                                                         i
FUNDING AGREEMENT

       Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Plan . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Plan Funding Commitment  . . . . . . . . . . . . . . . . . . . . . .   5

       Pledge Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Search Collateral  . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Search Parties . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Security Agreements  . . . . . . . . . . . . . . . . . . . . . . . .   5

       SFC Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       Share Collateral . . . . . . . . . . . . . . . . . . . . . . . . . .   5

       UCC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

   3.2 Other Defined Terms. . . . . . . . . . . . . . . . . . . . . . . . .   6

   3.2 Usages  . . . . .  . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.0 REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . .   6

   4.1 The Search Parties . . . . . . . . . . . . . . . . . . . . . . . . .   6

   4.2 HFG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

5.0 COMMITMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

   5.1 HFG Funding Commitment . . . . . . . . . . . . . . . . . . . . . . .   9

   5.2 Commitment Fee . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

6.0 LOAN CLOSING CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . .  10

   6.1 Legal Opinion  . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

7.0 LOAN CLOSING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

   7.1 Closing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

   7.2 Obligations at Closing . . . . . . . . . . . . . . . . . . . . . . .  12

      A. Search . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

      B. SFC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12

      C. Newsearch  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      D. ACAC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      E. ACHI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      F. Search Parties . . . . . . . . . . . . . . . . . . . . . . . . . .  13

      G. HFG  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

   7.3 Conditions for Funding under Note II . . . . . . . . . . . . . . . .  13

   7.4 Conditions for Funding under Note III  . . . . . . . . . . . . . . .  14



Table of Contents                                                        ii
FUNDING AGREEMENT

   7.5 Post-Closing Extensions of Maturities of Notes I and II  . . . . . .  14

8.0 PLAN FUNDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

   8.1 Plan Funding Commitment  . . . . . . . . . . . . . . . . . . . . . .  14

   8.2 Funding Commitment Fee . . . . . . . . . . . . . . . . . . . . . . .  14

   8.3 Conditions to Plan Funding . . . . . . . . . . . . . . . . . . . . .  14

   8.4 Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

   8.5 Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

   8.6 Board Representation . . . . . . . . . . . . . . . . . . . . . . . .  16

   8.7 Funding Closing  . . . . . . . . . . . . . . . . . . . . . . . . . .  16

9.0 NEGATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . . . .  16

   9.1 Limitations on Changes in Search's Capital Structure . . . . . . . .  16

   9.2 Limitations on Changes in GECC Loan Agreement  . . . . . . . . . . .  16

   9.3 Limitations on Transfers Among Entities  . . . . . . . . . . . . . .  16

   9.4 Limitations on Change of Principal Place of Business
       of Search and SFC  . . . . . . . . . . . . . . . . . . . . . . . . .  16

   9.5 Limitations on Sale or Transfer of Search and SFC Receivables  . . .  17

   9.6 Limitations on Junior Security Interests in Search
       and SFC Receivables  . . . . . . . . . . . . . . . . . . . . . . . .  17

   9.7 Limitations on Filing Voluntary Petitions under Bankruptcy Code  . .  17

10.0 AFFIRMATIVE COVENANTS  . . . . . . . . . . . . . . . . . . . . . . . .  17

   10.1 Notice of Defaults  . . . . . . . . . . . . . . . . . . . . . . . .  17

   10.2 Periodic Reports  . . . . . . . . . . . . . . . . . . . . . . . . .  17

   10.3 Subsequent Pledge of GECC Pledged Collateral  . . . . . . . . . . .  17

   10.4 Board Representation  . . . . . . . . . . . . . . . . . . . . . . .  17

   10.5 Collateral Coverage . . . . . . . . . . . . . . . . . . . . . . . .  17

11.0 DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

   11.1 Events of Default . . . . . . . . . . . . . . . . . . . . . . . . .  18

   11.2 HFG Rights upon Occurrence of an Event of Default . . . . . . . . .  19

12.0 GUARANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

   12.1 Search's Guaranty . . . . . . . . . . . . . . . . . . . . . . . . .  19

   12.2 SFC's Guaranty  . . . . . . . . . . . . . . . . . . . . . . . . . .  20

   12.3 ACAC's, ACHI's and Newsearch's Guaranty . . . . . . . . . . . . . .  20

   12.4 General Provisions of All Guaranties  . . . . . . . . . . . . . . .  20

   12.5 Term of Guaranties  . . . . . . . . . . . . . . . . . . . . . . . .  21




Table of Contents                                                       iii
FUNDING AGREEMENT

   12.6 Guarantors' Waivers . . . . . . . . . . . . . . . . . . . . . . . .  21

13.0 EXPENSE REIMBURSEMENT AND INDEMNITY  . . . . . . . . . . . . . . . . .  21

   13.1 Reimbursement of Expenses . . . . . . . . . . . . . . . . . . . . .  21

   13.2 Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

14.0 USURY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

   14.1 Non-Usurious Intent . . . . . . . . . . . . . . . . . . . . . . . .  22

   14.2 Construction to Avoid Usury . . . . . . . . . . . . . . . . . . . .  22

15.0 GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . .  23

   15.1 Amendments and Waivers  . . . . . . . . . . . . . . . . . . . . . .  23

   15.2 Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

   15.3 Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

   15.4 HFG Reliance on Disclosure Statement  . . . . . . . . . . . . . . .  23

   15.5 Duty of HFG's Professionals . . . . . . . . . . . . . . . . . . . .  23

   15.6 No Fiduciary Relationship . . . . . . . . . . . . . . . . . . . . .  24

   15.7 Construction  . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

      A. Governing Law . . . . . . . . . .  . . . . . . . . . . . . . . . .  24

      B. Binding Agreement . . . . . . . .  . . . . . . . . . . . . . . . .  24

      C. Merger  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  24

      D. Survival  . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  24

      E. Waiver  . . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  24

      F. Resolution of Ambiguities . . . .  . . . . . . . . . . . . . . . .  24

      G. Limitation and Waiver of Remedies  . . . . . . . . . . . . . . . .  24

      H. Captions  . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  25

      I. Severability  . . . . . . . . . .  . . . . . . . . . . . . . . . .  25

      J. Exhibits  . . . . . . . . . . . .  . . . . . . . . . . . . . . . .  25

   15.8 Binding Agreement to Arbitrate Disputes . . . . . . . . . . . . . .  25

   15.9 Limitation of Actions . . . . . . . . . . . . . . . . . . . . . . .  25



Table of Contents                                                        iv
FUNDING AGREEMENT

                                    FUNDING
                                   AGREEMENT





1.0      DATE AND PARTIES

         1.1 DATE. This funding agreement is dated and effective November 28, 1995.

         1.2     PARTIES.  The parties to this agreement are:

         A.      Hall Financial Group, Inc. ("HFG")
                 750 N. St. Paul
                 Suite 200
                 Dallas, TX  75201-3247

         B.      Search Capital Group, Inc. ("Search")
                 700 N. Pearl
                 Suite 400, L.B. 401
                 Dallas, TX  75201-2809

         C.      Search Funding Corp. ("SFC")
                 700 N. Pearl
                 Suite 400, L.B. 401
                 Dallas, TX  75201-2809

         D.      Automobile Credit Acceptance Corp. ("ACAC")
                 700 N. Pearl
                 Suite 400, L.B. 401
                 Dallas, TX  75201-2809

         E.      Newsearch, Inc. ("Newsearch")
                 700 N. Pearl
                 Suite 400, L.B. 401
                 Dallas, TX  75201-2809

         F.      Automobile Credit Holdings, Inc. ("ACHI")
                 700 N. Pearl
                 Suite 400, L.B. 401
                 Dallas, TX  75201-2809




FUNDING AGREEMENT                                                            1

2.0      RECITATIONS

         2.1     SEARCH, SUBSIDIARIES, CORPORATE STRUCTURE.   Search is the
corporate parent of SFC, ACHI, and Newsearch, and of other incorporated entities, which are the Chapter Subsidiaries and the Non-Chapter Subsidiaries
identified in  3.1.  ACHI is ACAC's corporate parent.   Search and its
subsidiaries comprise an industry-specific financial services company specializing in the purchase, management, and securitization of used motor vehicle receivables, which are secured by medium-priced, used automobiles and light trucks which typically have been purchased by consumers with substandard credit histories.

         2.2 BANKRUPTCY PROCEEDING. Each of the Chapter Subsidiaries on August 14, 1995, filed a petition for reorganization under chapter 11 of the Bankruptcy Code. All of them are now debtors in an administratively-consolidated Bankruptcy Proceeding. Search and the Chapter Subsidiaries have proposed the Plan in the Bankruptcy Proceeding.

         2.3 FUNDING REQUIREMENTS. The Search Parties require funds for general corporate purposes, and for the purpose of assisting in the implementation of the Plan, all under the terms of this agreement.

         2.4 OBJECTIVES. HFG has agreed to supply to the Search Parties the funding provided for under and in accordance with the conditions of this agreement.

         2.5 INTERIM FUNDING. Previously the parties executed an Interim Funding Agreement dated November 21, 1995, pursuant to which a $500,000 Note was executed by Search and SFC payable to HFG. The $500,000 Note represented a partial funding of Note I and was secured by the Search Collateral and the SFC Collateral. Principal and interest accrued and unpaid on the $500,000 Note will be paid at Closing through delivery of Note I.

3.0      DEFINITIONS AND USAGE

         3.1 PRIMARY DEFINED TERMS. When used in this agreement and capitalized, unless the context clearly indicates otherwise, these terms shall have these special meanings:

         BANKRUPTCY PROCEEDING: the consolidated bankruptcy proceedings of the Chapter Subsidiaries, begun on August 14, 1995, when each of the Chapter Subsidiaries filed a petition for reorganization under chapter 11 of the Bankruptcy Code, and pending in the U.S. Bankruptcy Court for the Northern District of Texas, Dallas Division, as In re Automobile Credit Fund 1991-III, Inc., et al, case nos. 395-34981-RCM-11 through 395-34988-SAF-11, jointly administered under case no. 395-34981-RCM-11.

         BANKRUPTCY CODE: the United States Bankruptcy Code, as amended from time to time.

         CHAPTER SUBSIDIARIES : these corporate subsidiaries of Search, each of which is a debtor in the Bankruptcy Proceeding:

                 1. Automobile Credit Fund 1991-III, Inc., a Texas corporation;





FUNDING AGREEMENT                                                            2

                 2.       Automobile Credit Finance, Inc., a Texas corporation;

                 3. Automobile Credit Partners, Inc. ., a Delaware corporation;

                 4. Automobile Credit Finance 1992-II, Inc., a Texas corporation;

                 5. Automobile Credit Finance III, Inc., a Texas corporation;

                 6. Automobile Credit Finance IV, Inc., a Texas corporation;

                 7. Automobile Credit Finance V, Inc. ., a Texas corporation; and

                 8. Automobile Credit Finance VI, Inc., a Texas corporation.

         COLLATERAL: The Search Collateral, the SFC Collateral, the Share Collateral, and all other collateral subjected to security interests under the Security Agreements and the Pledge Agreement.

         COLLATERAL COVERAGE RATIO: the ratio of the automobile receivables pledged under the Security Agreements and the GECC Loan Agreement having a delinquency not exceeding 60 days as compared to the sum of the outstanding balances owed to HFG on Notes I and II and GECC at the time such ratio is determined with such ratio being not less than 1.5 to 1.0.

         DISCLOSURE STATEMENT: the Disclosure Statement proposed to be filed in the Bankruptcy Proceeding by all of the Chapter Subsidiaries and Search, as co-proponents of the Plan.

         EFFECTIVE DATE:  the Effective Date as defined in the Plan.

         FINANCING STATEMENTS: UCC financing statements evidencing the security interests in the Collateral granted by the Security Agreements and the Pledge Agreements.

         $500,000 NOTE: The promissory note executed by Search and SFC on November 21, 1995, payable to HFG in the principal amount of $500,000, which note will be satisfied in full at closing upon the execution of
         Note I.

         GAAP: generally accepted accounting principles, applied on a consistent basis, as set forth in Opinions of the Accounting Principles Board of the American Institute of Certified Public Accountants or in statements of the Financial Accounting Standards Board, or their respective successors, and which are applicable in the circumstances as of the relevant date. Accounting principles are applied on a consistent basis when the accounting principles applied in a current period are comparable in all material respects to those accounting principles applied in a preceding period.

         GECC LOAN: the loan made by General Electric Capital Corporation ("GECC") to SFC under the GECC Loan Agreement.




FUNDING AGREEMENT                                                            3

         GECC LOAN AGREEMENT: the Motor Vehicle Installment Contract Loan and Security Agreement dated June 17, 1994, among GECC, SFC and Search, as amended and modified by the parties to such agreement.

         GECC PLEDGED COLLATERAL: the pledged chattel paper held at closing under this agreement by GECC in pledge under the GECC Loan Agreement, identified in Exhibit A.

         LOAN DOCUMENTS: Notes I, II and III, the Security Agreements, the Pledge Agreements, and all Financing Statements and other instruments, documents and agreements that may be executed and delivered by any of the Search Parties to HFG under or in connection with this agreement, as they may be amended renewed, extended or supplemented from time to time.

         NON-CHAPTER SUBSIDIARIES:  these corporate subsidiaries of Search:

                  1. Automobile Credit Wholesaling, Inc., a Delaware corporation;

                  2. Consumer-Dealer Autocredit Corporation, a Texas corporation; and

                  3. Search Automobile Leasing Corporation, a Texas corporation.

         NOTE I: the convertible promissory note in the original principal amount by which (i) $2,000,000.00 exceeds (ii) the principal amount owing on the GECC Loan on the date of closing; in the form of Exhibit B, and with the option of the holder to convert up to $1,000,000.00 of the debt represented by Note I into common stock of Search on the terms and conditions contained in Exhibit B,to be executed and delivered to HFG by Search and SFC at closing; and all renewals, extensions, restructurings, modifications and substitutions for Note I.

         NOTE II: the promissory note in the original principal amount actually advanced, if any, not to exceed the lesser of (i) the principal amount owing on the GECC Loan on the date of closing, and
         (ii) the principal amount owing on the GECC Loan on the date, if any, of advancing of principal under Note II; in the form of Exhibit C, to be executed and delivered to HFG by Search and SFC at closing, with funds to be advanced on the conditions in 7.3; and all renewals, extensions, restructurings, modifications and substitutions for Note II.

         NOTE III: the convertible promissory note in the original principal amount of $1,000,000.00, or so much thereof actually advanced, under which $500,000.00 will be advanced at closing, and an additional $500,000.00 will be advanced as soon as practicable after (but not more than 10 days after) approval by the bankruptcy court in the Bankruptcy Proceeding of the Disclosure Statement; in the form of Exhibit D, and with the option in the holder to convert the debt represented by Note III into common stock of Search on the terms and conditions contained in Exhibit D, to be executed and delivered to HFG by Search and SFC at closing, with funds to be advanced on the conditions in 7.4; and all renewals, extensions, restructurings, modifications and substitutions for Note III.

         NOTES:  Note I, Note II, and Note III.




FUNDING AGREEMENT                                                            4

         OBLIGATIONS: all obligations, indebtedness and liabilities of the Search Parties and other Non-Chapter Subsidiaries to HFG, now existing or hereafter arising, whether direct, indirect, related, unrelated, fixed, contingent, liquidated, unliquidated, joint, several, or joint and several, including without limitation, all obligations, indebtedness and liabilities of the Search Parties to HFG under the Notes, the Security Agreements, the Pledge Agreements, and the other Loan Documents.

         PLAN:  the   Joint Plan of Reorganization proposed to be filed  in the
         Bankruptcy Proceeding by all of the Chapter Subsidiaries and Search, as co-proponents.

         PLAN FUNDING COMMITMENT: HFG's commitment to provide funding under the Plan, under the terms and conditions of Section 8.0.

         PLEDGE AGREEMENTS: the pledge agreements to be executed and delivered to HFG at closing by Newsearch, in the form of Exhibit E, by Search, in the form of Exhibit F, and by ACHI in the form of Exhibit G, as amended, supplemented or modified from time to time, granting a security interest in the Share Collateral, to secure payment of the Notes and all other Obligations of the Search Parties hereunder.

         SEARCH COLLATERAL:  the chattel paper held by Search, identified by schedule in Exhibit A, in which Search is at closing to grant a security interest, by executing and delivering the Search Security Agreement to HFG, and by pledging the chattel paper through delivery of the chattel paper to HFG, and the GECC Pledged Collateral owned by Search, identified in Exhibit A, which will at closing be subjected to a junior security interest under the Search Security Agreement, to secure the Notes and all other Obligations of the Search Parties hereunder.

         SEARCH PARTIES:  Search, SFC, ACHI, ACAC, and Newsearch.

         SECURITY AGREEMENTS: the security agreements to be executed and delivered to HFG at closing by Search, SFC and ACAC, in the forms of Exhibits H (the "Search Security Agreement"), I (the "SFC Security Agreement") and J (the "ACAC Security Agreement"), as they may be amended, supplemented or modified from time to time, each granting a security interest in chattel paper held by the grantor of the security interest, to secure payment of the Notes and all other Obligations of the Search Parties hereunder.

         SFC COLLATERAL: the chattel paper held by SFC, identified by schedule in Exhibit A, in which SFC is at closing to grant a security interest, by executing and delivering the SFC Security Agreement to HFG, and by pledging the chattel paper through delivery of the chattel paper to HFG, and the GECC Pledged Collateral owned by SFC, identified in Exhibit A, which will at closing be subjected to a junior security interest under the SFC Security Agreement, to secure the Notes and all other Obligations of the Search Parties hereunder.

         SHARE COLLATERAL: (i) 2,250,000 common shares of Search held by Newsearch, (ii) 100% of the common stock of SFC, ACHI, and Newsearch held by Search, and (iii) 100% of the common stock of ACAC held by ACHI in which Newsearch, Search, and ACHI





FUNDING AGREEMENT                                                            5
         respectively, will at closing grant and perfect a security interest to secure the Notes and all other Obligations of the Search Parties hereunder, by executing and delivering the Pledge Agreements to HFG, and by delivering the Share Collateral to HFG in pledge under the Pledge Agreements.

         UCC:  The Texas Uniform Commercial Code, as amended from time to time.

         3.2 OTHER DEFINED TERMS. Other terms are defined elsewhere in the agreement, with the defined term appearing in quotation marks within parentheses immediately following the defining term or phrase. When used in this agreement, unless the context clearly indicates otherwise, those defined terms shall have those limited meanings. When terms defined in the UCC are used in this agreement, those terms have their UCC meanings unless the context clearly indicates otherwise. Any accounting terms used in this agreement have the meanings given them in accordance with GAAP.

         3.3 USAGES. Defined terms may be used in the singular or plural. When used in this agreement, the words "hereof," "herein," and "hereunder" always refer to this agreement as a whole, and never to a particular provision. Unless otherwise clearly indicate, section ("Section ") and paragraph ("Par.") references are to sections and paragraphs of this agreement.


4.0      REPRESENTATIONS AND WARRANTIES

         4.1 THE SEARCH PARTIES. The Search Parties jointly and severally represent and warrant to HFG that:

         A. Search, ACHI, and Newsearch are duly incorporated, validly existing, and in good standing under the laws of Delaware. SFC and ACAC are duly incorporated, validly existing, and in good standing under the laws of Texas.

         B. Each Search Party has full power and authority to carry on its business as now conducted and as proposed to be conducted, and to execute and perform its Obligations under this agreement and the Loan Documents to which it will be a signatory hereunder.

         C. The execution, delivery and performance of this agreement by each Search Party, and the execution, delivery and performance of the Notes, the Security Agreements, the Pledge Agreements, and the other Loan Documents by each Search Party that will be a signatory to each such instrument hereunder, have been duly authorized by all requisite corporate action, will not violate the articles of incorporation or bylaws of any Search Party, and do not require any approval of its stockholders.

         D. Search's only subsidiaries are SFC, ACHI, Newsearch, the Chapter Subsidiaries, and the Non-Chapter Subsidiaries.
                 Search owns and holds all of the issued and outstanding capital stock of all of its subsidiaries. ACHI owns and holds all of the issued and outstanding capital stock of ACAC. Search owns no direct or indirect interest in any other entity.





FUNDING AGREEMENT                                                            6

         E. Search owns and holds the receivables scheduled in Exhibit A, subject to no encumbrances or adverse claims, except for the portion of the receivables owned and held by Search that is subject to a security interest in favor of GECC under the GECC Loan Agreement, as identified in Exhibit A. The receivables are chattel paper held by Search at its principal place of business in Dallas, Texas.

         F. SFC owns and holds the receivables shown in Exhibit A, subject to no encumbrances or adverse claims, except for the portion of the receivables owned and held by SFC that is subject to a security interest in favor of GECC under the GECC Loan Agreement, as identified in Exhibit A. The receivables are chattel paper held by SFC at its principal place of business in Dallas, Texas.

         G. The GECC Loan Agreement has not been amended, and there is no uncured or unwaived default by Search or SFC under the GECC Loan Agreement, or any condition that but for the giving of notice or the passage of time would be a default under the GECC Loan Agreement, except as has been certified in writing to HFG by the Search Parties before execution of this agreement.

         H. Each of the Non-Chapter Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation, which is correctly identified in Par. 3.1, with requisite corporate power and authority to own its properties and to transact the businesses in which it is engaged.

         I. Each of the Chapter Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the state of its incorporation, which is correctly identified in Par. 3.1, with requisite corporate power and authority to own its properties and to transact the businesses in which it is engaged, subject to the authority of the bankruptcy court in the Bankruptcy Proceeding; and each of the Chapter Subsidiaries is now a debtor in the Bankruptcy Proceeding.

         J. As of the date of its filing, the Second Amended Disclosure Statement filed in the Bankruptcy Proceeding was true in all material respects, and fairly disclosed all material matters required to make its statements not misleading and to enable a creditor or potential investor in the Chapter Subsidiaries through the plan to make a reasonably informed decision in voting upon the plan.

         K. The execution and delivery of this agreement by each Search Party is for good and sufficient consideration.

         L. Performance by the Search Parties under this agreement and under any Loan Documents to which any of them will be a signatory will not violate the articles of incorporation or bylaws of any of them, or require any approval of stockholders.

         N. The person executing this agreement on behalf of each of the Search Parties is duly authorized so to act.





FUNDING AGREEMENT                                                            7

         O. The execution and delivery of this agreement by the Search Parties and the performance by each Search Party of this agreement or the Loan Documents to which it will be a party will not (i) violate (a) any provision of law applicable to any of them, or any order, judgment or decree of any court or other agency of government binding either of them or (b) any material contractual obligation of any of them (except the GECC Loan Agreement, to the extent certified in writing to HFG by the Search Parties before execution of this agreement),
                 (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any of them, (iii) result in or require the creation or imposition of any encumbrance of any nature whatsoever upon any of the properties or assets of any Search Party, other than the security interests granted to HFG under the Loan Documents, or (iv) require any approval or consent under any material contractual obligation of any of them, other than approvals or consents which have been obtained.

         P. There are no actions, suits or proceedings pending or, to their knowledge, threatened against any Search Party wherein an adverse ruling or decision is reasonably likely to affect materially and adversely the ability of any Search Party to perform its Obligations under this agreement or the Loan Documents; and there are no unsatisfied judgments outstanding against any Search Party.

         Q. Except for the filing of the Financing Statements, and the continuations of such filings as required by the UCC, no consent, approval, authorization or other action of or by, or registration, designation, declaration, filing or qualification with, any court, administrative agency or other governmental entity which has not been obtained is necessary as a condition to, or in connection with, the execution, delivery or performance by, or the enforceability against, any Search Party, or the validity of this agreement or the Loan Documents to which any of them is a party, or the consummation of the transactions contemplated by this agreement or the Loan Documents.

         R. No order, consent, approval, license, authorization or validation of, or recording, registration, declaration or filing with, or exemption by, any governmental or public body or authority (including, without limitation, any bankruptcy court, trustee or receiver), or any other third party is required to be made or obtained by Search or any of its subsidiaries or affiliates in connection with the execution, delivery and performance by Search of this agreement or of any of Loan Documents to which it will be a party, or in connection with the legality, validity, binding effect or enforceability of the this agreement or any of the Loan Documents, except those which have been made or obtained prior to the date of this agreement and are effective.

         S. Each financial statement of Search, SFC, ACHI, ACAC and Newsearch supplied to HFG by the Search Parties fairly present in accordance with GAAP the assets, liabilities, financial condition and income of the relevant entity as of the date of the statement, and there has been no material adverse change in the assets, liabilities or




FUNDING AGREEMENT                                                            8
                 financial condition of any of Search, SFC, Newsearch, ACHI, or ACAC since the date of the most recent financial statement of that entity supplied to HFG.

         T. There is no fact known to the Search Parties that they have not disclosed to HFG in writing that would or might likely have a material adverse effect upon the Collateral or the ability of any of the Search Parties to perform its respective Obligations hereunder. To the best of the knowledge of the Search Parties, all other information, documents, financial data and reports supplied to HFG in connection with the negotiation and preparation of this agreement, including without limitation copies of articles of incorporation, bylaws, certificates and warrants, were when supplied and remain in all material respects true and accurate.

         U. All required federal, state and local tax returns of the Search Parties have been accurately prepared and duly and timely filed within the initial or extended time allowed. There is no delinquency in the payment of any governmental charge , tax or assessment that could adversely affect in any way the Collateral. There is no audit or dispute expected or ongoing with respect to any federal, state or local tax return of any of the Search Parties.

         V. This agreement and the Loan Documents constitute legal, valid and binding agreements of the Search Parties who are signatories to them, enforceable against them in accordance with their terms.

         4.2 HFG. HFG represents and warrants to the Search Parties that HFG is a corporation incorporated and in good standing under the laws of Delaware, and that HFG's execution and delivery of this agreement has been duly authorized by all requisite corporate action.


5.0      COMMITMENT

         5.1 HFG FUNDING COMMITMENT. HFG shall advance the funds required under the Notes and shall fulfill the Plan Funding Commitment under Section 8.0, upon the terms and subject to the conditions of this agreement.

         5.2 COMMITMENT FEE. The Search Companies have paid to HFG upon execution of this agreement a commitment fee of $20,000 with respect to Notes I and II (the "Note Commitment Fee"). The parties intend that the Note Commitment Fee is an earned fee paid in consideration for HFG's commitments hereunder, and for HFG's evaluation, inspection and efforts expended in connection with the execution of this agreement. However, in the event HFG should not be required to fund an aggregate of $2,000,000 under Notes I and II, HFG shall refund to the Search Parties 1% of the amount of the difference between $2,000,000 and the amount actually loaned under Notes I and II.




FUNDING AGREEMENT                                                            9

6.0      LOAN CLOSING CONDITIONS


         6.1 LEGAL OPINION. The Search Parties shall deliver to HFG at or before closing, as a condition of HFG's obligations to advance any funds under this agreement, an opinion of counsel in form and substance reasonably satisfactory to HFG and by counsel reasonably satisfactory to HFG, expressing the opinions that:

         A. Search, ACHI, and Newsearch are duly incorporated, validly existing, and in good standing under the laws of Delaware. SFC and ACAC are duly incorporated, validly existing, and in good standing under the laws of Texas

         B. Each Search Party has full power and authority to carry on its business as now conducted and as proposed to be conducted, and to execute and perform its Obligations under this agreement and the Loan Documents to which it will be a signatory hereunder.

         C. The execution, delivery and performance of this agreement by each Search Party, and the execution, delivery and performance of the Notes, the Security Agreements, the Pledge Agreements, and the other Loan Documents by each Search Party that will be a signatory to each such instrument hereunder, have been duly authorized by all requisite corporate action.

         D. Performance by the Search Parties under this agreement and under any Loan Documents to which any of them will be a signatory will not violate the articles of incorporation or bylaws of any of them, or require any approval of stockholders.

         E. The person executing this agreement on behalf of each Search Party is duly authorized so to act.

         F. The opinion giver has no current actual knowledge that the execution and delivery of this agreement by any Search Party, or the performance by any Search Party of this agreement or the Loan Documents to which it will be a party will (i) violate (a) any provision of law applicable to the any of them, or any order, judgment or decree of any court or other agency of government binding any of them or (b) any material contractual obligation of any of them, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any material contractual obligation of any of them, (iii) result in or require the creation or imposition of any encumbrance of any nature whatsoever upon any of the properties or assets of any of them, other than the security interests granted to HFG under the Loan Documents, or (iv) require any approval or consent under any material contractual obligation of either of them, other than approvals or consents which have been obtained.

         G. When the Financing Statements have been duly filed in the office of the Texas Secretary of State, Uniform Commercial Code Division, the security interests created by the Security agreements in and to the Collateral will constitute valid,





FUNDING AGREEMENT                                                            10
                 enforceable and perfected security interests under the UCC to the extent that perfection of security interests in the Collateral is governed by Article 9 of the UCC.

         H. To the extent that Collateral consists of instruments, and assuming HFG's continued possession of such Collateral, the security interests granted under the Security Agreement will constitute valid and perfected security interests in such Collateral, prior to all other liens against such Collateral or interests therein now existing or hereafter existing.

         I. Except for the filing of the Financing Statements referred to in Par. 6.1(G) above, and the continuations of such filings as required by the UCC, no consent, approval, authorization or other action of or by, or registration, designation, declaration, filing or qualification with, any court, administrative agency or other governmental entity which has not been obtained is necessary as a condition to, or in connection with, the execution, delivery or performance by, or the enforceability against, Search or SFC, or the validity of this agreement or the Loan Documents to which either is a party, or the consummation of the transactions contemplated by this agreement or the Loan Documents.

         J. The opinion giver has no current actual knowledge of any proceeding, investigation or litigation pending or threatened against or affecting any Search Party or any of the other assets or properties of any Search Party in any court or before any administrative agency or arbitration board wherein an adverse ruling or decision is reasonably likely to affect materially and adversely the ability of any Search Party to perform its Obligations under the Loan Documents; and there are no unsatisfied judgments outstanding against any Search Party.

         K. No Search Party is an "investment company" or a company "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

         L. This agreement and the Loan Documents constitute legal, valid and binding agreements of the Search Parties who are signatories to them, enforceable against them in accordance with their terms, subject to:

                 1. rights of the United States under the Federal Tax Lien Act of 1966, as amended; the application of the standard of good faith, such as that defined in section 1.203 of the Texas UCC; principles of equity which may limit the availability of certain equitable remedies; and bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and other laws applicable to creditors' rights or the collection of debtors' obligations generally; and

                 2. the qualification that certain of the remedial, waiver and other provisions of this agreement and the Loan Documents may be further limited or rendered unenforceable by other provisions of applicable law, but those





FUNDING AGREEMENT                                                            11
                          provisions are unlikely substantially to interfere with the practical realization of the benefits to HFG purported to be provided by this agreement and the Loan Documents, except for the economic consequences of any procedural delay that may result.


7.0      LOAN CLOSING

         7.1 CLOSING. Closing shall be in the offices of Burke & Wright, P.C., 2900 Renaissance Tower, 1201 Elm Street, Dallas, Texas on November 30, 1995.

         7.2     OBLIGATIONS AT CLOSING.

         A.      SEARCH.  At closing, Search shall:

                 1.       execute and deliver to HFG Notes I, II and III;

                 2. execute and deliver to HFG the Search Security Agreement upon the Search Collateral and the GECC Pledged Collateral that is owned by Search; and execute and deliver to HFG a related Financing Statement, for recording in the office of the Texas Secretary of State;

                 3. deliver to HFG in pledge under the Search Security Agreement all Search Collateral identified in Exhibit A, that is not subject to a security interest under the GECC Loan Agreement, identified in Exhibit A;

                 4. issue to HFG 3,000,000 warrants to purchase Search common shares, having an exercise price of $2.00 per share, and upon the warrant terms set forth in Exhibit K;

                 5.       execute and deliver to HFG the Search Pledge
                          Agreement;

                 6. deliver to HFG one or more share certificates in appropriate form and with executed transfer powers complying with the Search Pledge Agreement, representing the Share Collateral being pledged by Search;

         B.      SFC .  At closing SFC shall:

                 1.       execute and deliver to HFG Notes I, II and III;

                 2. execute and deliver the SFC Security Agreement upon the SFC Collateral and the GECC Pledged Collateral that is owned by SFC; and execute and deliver the related Financing Statement, for recording in office of Texas Secretary of State; and




FUNDING AGREEMENT                                                            12

                 3. deliver to HFG in pledge under the SFC Security Agreement all SFC Collateral identified in Exhibit A, that is not subject to a security interest under the GECC Loan Agreement, identified in Exhibit A.

         C.      NEWSEARCH.  At closing Newsearch shall:

                 1. execute and deliver to HFG the Newsearch Pledge Agreement and execute and deliver to HFG a related Financing Statement, for recording in the office of the Texas Secretary of State; and

                 2. deliver to HFG one or more share certificates in appropriate form and with executed transfer powers complying with the Newsearch Pledge Agreement, representing the Share Collateral being pledged by Newsearch.

         D. ACAC. At closing ACAC shall execute and deliver to HFG the ACAC Security Agreement and execute and deliver to HFG a related Financing Statement, for recording in the office of the Texas Secretary of State;

         E.      ACHI.  At closing, ACHI shall:

                 1. execute and deliver to HFG the ACHI Pledge Agreement and execute and deliver to HFG a related Financing Statement, for recording in the office of the Texas Secretary of State; and

                 2. deliver to HFG one or more share certificates in appropriate form and with executed transfer powers complying with the ACHI Pledge Agreement, representing the Share Collateral being pledged by ACHI.

         F. SEARCH PARTIES. At closing the Search Parties shall reimburse to HFG all of HFG's attorney's fees and other out-of-pocket costs and expenses incurred by HFG to the date of closing in investigation and documentation of the transactions evidenced by this agreement.

         G.      HFG.  At closing HFG shall:

                 1. deliver to the Search Parties the required advances under Notes I (less the amounts previously advanced on the $500,000 Note plus accrued interest), II (if any), and III;

                 2. execute the Security Agreements and the Pledge Agreements and accept pledge of the Search Collateral identified in Exhibit A, the SFC Collateral identified in Exhibit A, and the Share Collateral; and

                 3.       return to the Search Parties the $500,000 Note.

         7.3 CONDITIONS FOR FUNDING UNDER NOTE II. HFG shall at closing or thereafter advance the principal of Note II in the amount, if any, not exceeding the lesser of (i) the principal amount





FUNDING AGREEMENT                                                            13
owing on the GECC Loan on the date of closing, and (ii) the principal amount owing on the GECC Loan on the later date, if any, at which the advance to pay the balance of the GECC Loan is required after notice by GECC of a default other than the defaults disclosed to HFG prior to closing and an intention to resort to the collateral of the GECC loan, or at such earlier time as HFG shall elect; on the condition that (i) the proceeds of Note II are delivered to GECC to release all security interest held by GECC under the GECC Loan Agreement, and (ii) all Search Parties deliver to HFG in pledge under the Search and SFC Security Agreements all GECC Pledged Collateral at the time of the funding. Subject to the consent of GECC to the extent required by the GECC Loan Documents, HFG at its option may either payoff the GECC Loan or acquire the GECC Loan by assignment. HFG shall not be required to fund Note II if: (i) the GECC Loan is in monetary default other than as a result of acceleration of maturity from a nonmonetary default or (ii) the Search Parties cannot meet the Collateral Coverage Ratio.

         7.4 CONDITIONS FOR FUNDING UNDER NOTE III. $500,000.00 of the principal of Note III will be funded at closing. The remaining $500,000.00 shall be advanced as soon as practicable after (but not more than 10 days after) approval by the bankruptcy court in the Bankruptcy Proceeding of the Disclosure Statement, or such approval of an amended version of the Disclosure Statement that is approved by HFG, which approval HFG shall not unreasonably withhold if any amendment does not materially modify the debt-to-equity conversion alternative contained in the Plan.

         7.5 POST-CLOSING EXTENSIONS OF MATURITIES OF NOTES I AND II. The Search Parties shall have the option to extend the maturities of Notes I and II one time for 60 days, if the Plan is not confirmed in 90 days or less, under the terms of Notes I and II.


8.0      PLAN FUNDING

         8.1 PLAN FUNDING COMMITMENT. HFG will loan to the Chapter Subsidiaries in connection with the Plan an amount as necessary to enable the Chapter Subsidiaries to cash-out up to 10% of the outstanding notes, as defined in the Plan, in each of the Chapter Subsidiaries, at an amount equal to 80% of the net present value (net present value being determined by the application of a discount rate of 15% to net cash flow, as defined in the Plan) of such notes. If more than 10% of the noteholders in any particular Chapter Subsidiary seek to have their notes cashed-out under the Plan, HFG may, in HFG's sole discretion, loan additional amounts to the Chapter Subsidiaries to fund the cash-out of all or such lesser amount of Noteholders electing the cash-out option as HFG, in HFG's sole discretion, may determine. Noteholders electing the cash-out must have cast a ballot accepting the Plan, and must have selected the cash-out option on their ballot.

         8.2 FUNDING COMMITMENT FEE. In addition to the other consideration provided in this agreement for the Plan Funding Commitment, Search shall at closing pay to HFG a plan-funding commitment fee of $15,000 in consideration of HFG's commitment under this Section 8.0.

         8.3 CONDITIONS TO PLAN FUNDING. HFG shall not be required to fund the commitment under Paragraph 8.1 until the Disclosure Statement, containing the following provisions, has been approved by the bankruptcy court in the Bankruptcy Proceeding, the Plan, containing the following provisions, has





FUNDING AGREEMENT                                                            14
been confirmed by the bankruptcy court in the Bankruptcy Proceeding, and the order of confirmation, containing the following provisions, has become final and nonappealable:

         a. The Plan shall include a description of the Plan Funding Commitment similar in content to the description in Par. 8.1 above.

         b. The Plan shall disclose the conditions to funding contained in this Par. 8.3.

         c. The Plan shall provide for the surrender by the noteholders electing the cash-out option of their notes to the Chapter Subsidiaries in full satisfaction of their secured and unsecured claims.

         d. The Plan shall provide for noteholders electing the cash-out option to so indicate on their ballot.

         e. The Plan shall provide for the repayment of the administrative claim of HFG as a result of the amounts loaned by HFG under the Plan Funding Commitment with an equal amount of common stock, convertible preferred stock, warrants, dividends, and cash payments that would have been paid to the noteholders that were cashed-out with such funds with respect to both their secured and unsecured claims on the Effective Date under the Search Equity Option.

         f. The Plan shall not impose any restrictions with respect to the shares HFG receives under the Plan.

         g. The Plan shall provide that HFG shall not be an issuer or underwriter for purposes of Section 1145 of the Bankruptcy Code.

         h. The Disclosure Statement shall fully and completely disclose the foregoing provisions of the Plan.

         i. The Plan and Disclosure Statement containing the foregoing provisions shall be sent to all creditors and parties-in-interest along with a ballot containing the cash-out option at least 25 days prior to the hearing on confirmation of the Plan.

         j. At the Confirmation hearing, evidence shall be introduced by Search establishing that HFG is neither an issuer nor an underwriter.

         k. The Order confirming the Plan shall contain findings that HFG is not an issuer, is purchasing claims of noteholders with a view to investment and not distribution of any security to be received, and is not an underwriter.

         l. The Plan, Disclosure Statement, Order confirming Plan, Ballot, and any other documents sent to creditors in connection with the Plan shall be subject to the final approval of HFG and shall not be amended or withdrawn without the consent of HFG.





FUNDING AGREEMENT                                                            15

Further, HFG shall not be required to fund the commitment under Paragraph 8.1 if noteholders who elect the Collateral/Sale Service Option under the Plan hold notes having in the aggregate a net present value exceeding 40% of the total net present value of all of the notes of all of the Chapter Subsidiaries.

         8.4 TERM. The term of the commitment in Paragraph 8.1 shall be for 90 days, beginning on the effective date of this agreement. Search shall have the option to extend the term for an additional 60 days, if there is then no default under this agreement by any Search Party, by paying HFG a $100,000.00 funding extension fee before the end of the original 90- day term.

         8.5 DISCLOSURE. HFG and the Search Parties agree that the terms of HFG's Plan Funding Commitment under this Section 8.0 shall be included in the Plan and Disclosure Statement subject to the approval of HFG.

         8.6 BOARD REPRESENTATION. HFG shall have the right to appoint one representative to the Search board of directors upon purchasing an aggregate amount of notes equal to $1,000,000.00 of net present value in all of the Chapter Subsidiaries (i.e., upon paying $800,000.00 for notes having a net present value of $1,000,000.00).

         8.7 FUNDING CLOSING. HFG shall fund its payments under the Plan Funding Commitment on the Effective Date.


9.0      NEGATIVE COVENANTS

         9.1 LIMITATIONS ON CHANGES IN SEARCH'S CAPITAL STRUCTURE. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, no Search Party may amend its articles of incorporation or issue authorized common stock (except to comply with the Plan, issue approximately 180,000 shares to Search's ESOP, settle the shareholders suit on the terms disclosed in the Disclosure Statement, or exercise or terminate outstanding stock options disclosed in the Disclosure Statement) or issue additional warrants or rights to acquire shares of any class, so long as any Obligation remains unpaid.

         9.2 LIMITATIONS ON CHANGES IN GECC LOAN AGREEMENT. Without the prior express written consent of HFG, which HFG shall not unreasonably withhold, no Search Party may modify the GECC Loan Agreement.

         9.3 LIMITATIONS ON TRANSFERS AMONG ENTITIES. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, no Search Party may make or permit any transfer of property between or among any Search Party or Non-Chapter Subsidiary that is not for fair value and contemporaneously evidenced by duly executed and delivered documents of transfer and debt or consideration.

         9.4 LIMITATIONS ON CHANGE OF PRINCIPAL PLACE OF BUSINESS OF SEARCH AND SFC. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, no Search Party may change its principal place of business to a location outside Texas so long as any Obligation remains unpaid.





FUNDING AGREEMENT                                                            16

         9.5 LIMITATIONS ON SALE OR TRANSFER OF SEARCH AND SFC RECEIVABLES. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, no Search Party may sell or transfer any Collateral that secures any Obligation, whether or not such sale or transfer is in the ordinary course of the business of the Search Party.

         9.6 LIMITATIONS ON JUNIOR SECURITY INTERESTS IN SEARCH AND SFC RECEIVABLES. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, no Search Party may grant any junior or conflicting security interest in any Collateral that secures any Obligation.

         9.7 LIMITATIONS ON FILING VOLUNTARY PETITIONS UNDER BANKRUPTCY CODE. Without the prior express written consent of HFG, which HFG may withhold in its sole discretion, and the unanimous vote of the board of directors of the Search Party, no Search Party shall file a voluntary petition under any chapter of the Bankruptcy Code. All Search Parties acknowledge that the board of directors and officers of all Search Parties owe a fiduciary duty to the creditors of each Search Party under the current circumstances of the Search Parties, and that the limitations of this Paragraph 9.7 are reasonably intended to assure compliance with that fiduciary duty.


10.0     AFFIRMATIVE COVENANTS

         10.1 NOTICE OF DEFAULTS. The Search Parties shall give prompt notice to HFG of any default or claim of default by any party under the GECC Loan Agreement in addition to those certified to HFG in writing before execution of this agreement, and shall extend to HFG the opportunity to cure any such default and be subrogated to GECC's position to the extent of such cure. The Search Parties shall also give prompt written notice to HFG of any default under any other agreement upon which any of the Search Parties or any Non-Chapter Subsidiary is obligated.

         10.2 PERIODIC REPORTS. All Search Parties shall frequently, at intervals selected by HFG, deliver to HFG reports of operations, cash flows, debt repayments, GECC Loan status, and other matters as HFG may request; and shall without request give to HFG immediate notice and copies of any correspondence with or reports to GECC about the GECC Loan.

         10.3 SUBSEQUENT PLEDGE OF GECC PLEDGED COLLATERAL. All Search Parties shall immediately deliver to HFG in pledge under the Search and SFC Security Agreements all GECC Pledged Collateral as to which at any time, and from time to time, GECC's security interest under the GECC Loan Agreement terminates.

         10.4 BOARD REPRESENTATION. Search shall give timely notice to HFG of all meetings of Search's board of directors, and shall permit HFG to have one representative in attendance at all such meetings as an observer and guest. If HFG exercises its option under Note III to convert debt to Search stock, Search shall cause its articles of incorporation to be amended, if necessary, to assure that HFG shall have the right as holder of such stock thereafter to elect one representative to the Search board of directors in lieu of HFG's observer representative.

         10.5 COLLATERAL COVERAGE. The Search Parties shall at all times remain in compliance with the Collateral Coverage Ratio.





FUNDING AGREEMENT                                                            17

11.0     DEFAULT

         11.1 EVENTS OF DEFAULT. An "Event of Default" shall occur under this agreement if:

         A. any of the representations and warranties under Paragraphs 4.1, or under any of the Loan Documents, is untrue in any material respect;

         B. any of the Search Parties fails timely to pay an amount payable to HFG under this agreement or under any of the Loan Documents; or

         C. any of the Search Parties breaches any other obligation under this agreement or under any of the Loan Documents, and fails to cure the breach within 10 days of HFG's giving a notice of such default to all Search Parties.

         D. Any of the following events occurs in the Bankruptcy Proceedings of the Chapter Subsidiaries: (1) confirmation of a Plan of reorganization for any of the Chapter Subsidiaries other than a Plan proposed by Search and the Chapter Subsidiary; (2) conversion of any of the Bankruptcy Proceedings to a case under chapter 7 of the Bankruptcy Code;
                 (3) appointment of a trustee in any of the Bankruptcy Proceedings; or (4) the granting of relief from the automatic stay with respect to the claim of any pre-petition creditor.

         E. Any guarantor revokes, terminates or fails to perform any of the terms of any guaranty, endorsement or other agreement of such party in favor of HFG or any affiliate of HFG;

         F. Any judgment or judgments aggregating in excess of $100,000 in excess of applicable insurance coverage, or any injunction or attachment is obtained against a Search Party which remains unstayed for a period of thirty (30) days or is enforced;

         G. A Search Party is dissolved, or a Search Party which is a corporation fails to maintain its corporate existence in good standing, or the usual business of a Search Party ceases or is suspended;

         H. Without the express written consent of HFG, there will not be any change in the chief executive officer, chief operating officer, or chief financial officer of Search;

         I. A Search Party becomes insolvent, makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a general meeting of its creditors or principal creditors;

         J. Any petition or application for any relief under the bankruptcy laws of the United States now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed by or





FUNDING AGREEMENT                                                            18
                 against a Search Party.   Provided, however, that in the event
                 of the filing of an involuntary petition, the Search Party shall have a period of sixty days from the date of filing of such petition to obtain a dismissal of the petition before there shall be a default;

         K. The indictment or threatened indictment of a Search Party under any criminal statute, or the commencement or threatened commencement of criminal or civil proceedings against a Search Party, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of any of the property having an aggregate value in excess of $100,000 of a Search Party;

         L. Any event of default under any financing, security or other agreement, document or instrument at any time executed and/or delivered to, with or in favor of HFG or any of its affiliates by any affiliate of a Search Party;

         M. Failure of the Search Parties to maintain the Collateral Coverage Ratio;

         N. A Search Party is in default of any of the provisions of the GECC Loan Agreement other than the defaults disclosed in writing to HFG prior to closing;

         O. Search and the Chapter Subsidiaries fail to obtain approval of the Disclosure Statement containing the provisions required by Paragraph 8.3 within 60 days of the execution of this Agreement.

         P. Search and the Chapter Subsidiaries fail to obtain confirmation of the Plan containing the provisions required by Paragraph 8.3 within 150 days of the execution of this Agreement.

         Q. Search fails to comply with the provisions of Paragraph 8.3 regarding the filing of a Plan and Disclosure Statement containing the provisions required by Paragraph 8.3 within 14 days of a written request by HFG.

         11.2 HFG RIGHTS UPON OCCURRENCE OF AN EVENT OF DEFAULT. If an event of default occurs, HFG shall have the option to terminate its further obligations under this agreement by notice to the Search Parties, and shall be entitled to all of its remedies for such breach and all of the remedies provided for in the Loan Documents.

12.0     GUARANTIES

         12.1 SEARCH'S GUARANTY. Search unconditionally and irrevocably guarantees the due and punctual payment and performance of the Obligations, including without limitation all of SFC's Obligations under the Notes and SFC's Security Agreement, all of ACAC's Obligations under the ACAC Security Agreement, all of Newsearch's Obligations under the Pledge Agreement, all of ACHI's Obligations under the ACHI Pledge Agreement as well as all Obligations of SFC, ACAC, ACHI and Newsearch under this agreement and the other Loan Documents. Upon any failure of SFC to pay or perform any of the Obligations under Notes I, II and III and the SFC Security Agreement, or any other failure by SFC in payment or performance of an Obligation, Search shall





FUNDING AGREEMENT                                                            19
forthwith on demand pay or perform the Obligations not so paid or performed at the place and in the manner specified in this agreement and the other Loan Documents. Search acknowledges that its guarantee is a guarantee of payment and performance, and not merely of collection.

         12.2 SFC'S GUARANTY. SFC unconditionally and irrevocably guarantees the due and punctual payment and performance of the Obligations, including without limitation all of Search's Obligations under the Notes, Search Pledge Agreement and Search Security Agreement, all of ACAC's Obligations under the ACAC Security Agreement, all of Newsearch's Obligations under the Pledge Agreement, all of ACHI's Obligations under the ACHI Pledge Agreement as well as all Obligations of Search, ACAC, ACHI and Newsearch under this agreement and the other Loan Documents. Upon any failure of Search to pay or perform any of the Obligations under the Notes, the Search Pledge Agreement and the Search Security Agreement, or any other failure in payment or performance of an Obligation, SFC shall forthwith on demand pay or perform the Obligations not so paid or performed at the place and in the manner specified in this agreement and the other Loan Documents. SFC acknowledges that its guarantee is a guarantee of payment and performance, and not merely of collection.

         12.3 ACAC'S, ACHI'S, AND NEWSEARCH'S GUARANTY. ACAC, ACHI, and Newsearch jointly and severally, unconditionally and irrevocably guarantee the due and punctual payment and performance of the Obligations, including without limitation all of Search's and SFC's Obligations under the Notes, the Pledge Agreements, and the Security Agreements, as well as all other Obligations of the Search Parties under this agreement and the Loan Documents. Upon any failure of Search or SFC to pay or perform any of the Obligations under the Notes, the Pledge Agreements, and the Security Agreements, and any other failure in payment or performance of an Obligation, ACAC, ACHI, and Newsearch shall forthwith on demand pay or perform the Obligations not so paid or performed at the place and in the manner specified in this agreement and the other Loan Documents. Each of ACAC, ACHI, and Newsearch acknowledge that its guarantee is a guarantee of payment and performance, and not merely of collection.

         12.4 GENERAL PROVISIONS OF ALL GUARANTIES All guaranty Obligations under Paragraphs 12.1, 12.2 and 12.3 are continuing, unconditional, and absolute, and without limiting the generality of the foregoing, shall not be released, discharged, impaired, or otherwise affected by:

         A. any extension, renewal, settlement, compromise, waiver, or release in respect of any Obligation of the Search Parties or any other Non-Chapter Subsidiary under this agreement or any Loan Documents, whether by operation of law or otherwise;

         B. any modification or amendment of or supplement to any of the Loan Documents;

         C. the taking of any Collateral, or any release, exchange, non-perfection or invalidity of any security interest in any Collateral, or any action taken or not taken by the Search Parties with respect to any Collateral, or any damage to or destruction of any Collateral;

         D. any change in the corporate existence, structure or ownership of any Search Party or any Non-Chapter Subsidiary, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Search Party or any Non-Chapter Subsidiary,





FUNDING AGREEMENT                                                            20
                 or any of their respective assets, or any resulting release or discharge of any Obligation of any Search Party or any Non-Chapter Subsidiary;

         E. the existence of any claim, setoff or other right which any Search Party or any Non-Chapter Subsidiary may have at any time against HFG, whether in connection with this agreement, with any Loan Document, or with the transactions contemplated by this agreement, or any unrelated transaction, except that nothing in this subsection shall prevent the assertion of such claim by separate suit or compulsory counterclaim;

         F. any invalidity, irregularity, or unenforceability of any provision of this agreement or any Loan Document;

         G. the incapacity, lack of authority, death or disability of any person;

         H. the revocation or repudiation by a Search Party or any Non-Chapter Subsidiary of any Obligation under this agreement or the Loan Documents; or

         I. any other act or failure to act, or delay of any kind, by any Search Party, any Non-Chapter Subsidiary, or HFG, or any other circumstance whatsoever which might, but for the provisions of this Paragraph 12.4 constitute legal or equitable discharge of the Obligations of any Search Party hereunder.

         12.5 TERM OF GUARANTIES. All guaranty Obligations under Paragraphs 12.1, 12.2 and 12.3 shall remain in full force and effect until all Obligations have been paid and performed in full. If at any time any payment or performance of an Obligation is rescinded, or must otherwise be restored or returned upon the insolvency, bankruptcy or reorganization of any Search Party or any Non-Chapter Subsidiary, all guaranty Obligations under Paragraphs 12.1,
12.2 and 12.3 with respect to such payment or performance shall be reinstated as though such payment or performance had been due but not paid or performed at such time.

         12.6 GUARANTORS' WAIVERS. Each Search Party irrevocably and unconditionally waives acceptance of its guaranty under this section, and irrevocably and unconditionally waives presentment, demand, protest, and all notices, including without limitation notice of acceleration, notice of intent to accelerate, and notice of borrowings by any Search Party, as well as any requirement that at any time any action be taken by any person or entity against any Search Party, any Non-Chapter Subsidiary, or any Collateral.


13.0     EXPENSE REIMBURSEMENT AND INDEMNITY

         13.1 REIMBURSEMENT OF EXPENSES. The Search Parties shall from time to time pay on demand to HFG all reasonable costs and expenses (including attorney's fees) incurred by HFG in preparing, negotiating, executing and delivering this agreement and the Loan Documents, in filing, registering recording and perfecting any security interest granted to secure any amount advanced under this agreement, in auditing, inspecting, or appraising any of the Collateral, and in appearing and participating in the Bankruptcy Proceeding in connection with the Plan Funding Commitment.





FUNDING AGREEMENT                                                            21

         13.2 INDEMNITY. THE SEARCH PARTIES SHALL JOINTLY AND SEVERALLY INDEMNIFY HFG AND ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS AND AGENTS, AND HOLD THEM HARMLESS, FROM AND AGAINST LIABILITY, LOSS AND COST OF DEFENSE UPON ALL CLAIMS THAT DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO
(I) THE NEGOTIATION, EXECUTION, DELIVERY, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF THIS AGREEMENT, ANY LOAN DOCUMENT, AND ANY OTHER DOCUMENT OR INSTRUMENT EXECUTED BY ANY SEARCH PARTY UNDER OR IN CONNECTION WITH THIS AGREEMENT, (II) ANY TRANSACTION CONTEMPLATED UNDER THIS AGREEMENT, AND (III) ANY BREACH BY ANY SEARCH PARTY OF ANY REPRESENTATION, WARRANTY OR COVENANT IN THIS AGREEMENT OR ANY DOCUMENT EXECUTED BY ANY SEARCH PARTY UNDER THIS AGREEMENT; EXCLUDING ANY CLAIM ATTRIBUTABLE TO GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNIFIED PERSON. IT IS THE INTENTION OF ALL PARTIES THAT THE INDEMNITY OF THE PRECEDING SENTENCE SHALL EXTEND TO THE INDEMNIFIED PARTY EVEN IF THE INDEMNIFIED CLAIM IS ATTRIBUTABLE TO THE SOLE OR CONTRIBUTORY NEGLIGENCE OF THE INDEMNIFIED PARTY.


14.0     USURY

         14.1 NON-USURIOUS INTENT. All parties intend to comply fully with the applicable Texas usury laws, and no party considers that this agreement calls for the receiving, charging, collecting or contracting for payment of interest in excess of the maximum amount permitted by applicable law.

         14.2 CONSTRUCTION TO AVOID USURY. All parties recognize that ambiguities in legal rules and uncertainties in characterization of complex facts, particularly where, as in this case, funding is being provided in a context of high risk and financial distress, create risk of unintentional violations of usury prohibitions. All parties intend that in determining whether any provision of this agreement or any performance under it results in receiving, charging, collecting or contracting for interest in excess of the maximum amount permitted by applicable law, (i) all consideration given, paid or payable in connection with this agreement that is not designated as principal or interest shall to the fullest extent permitted by applicable law be characterized as non-interest expense, (ii) voluntary prepayments and their effects shall to the fullest extent permitted by applicable law be excluded, and (iii) all interest shall to be fullest extent permitted by applicable law be spread throughout the maximum contemplated term. IF ANY PROVISION OF THIS AGREEMENT OR ANY PERFORMANCE UNDER IT NEVERTHELESS IS DEEMED IN THE ABSENCE OF THIS SENTENCE TO RESULT IN RECEIVING, CHARGING, COLLECTING OR CONTRACTING FOR PAYMENT OF INTEREST IN EXCESS OF THE MAXIMUM AMOUNT PERMITTED BY APPLICABLE LAW, THEN THIS SENTENCE SHALL PREVAIL OVER ALL OTHER INCONSISTENT PROVISIONS OF THIS AGREEMENT AND OF NOTES I, II AND III, THE SECURITY AGREEMENTS, THE PLEDGE AGREEMENTS, AND OR OTHER LOAN DOCUMENT DELIVERED UNDER THIS AGREEMENT; AND (I) ALL REMAINING AMOUNTS PAYABLE BY ANY SEARCH PARTY SHALL FIRST BE REDUCED BY THE AMOUNT OF SUCH EXCESS, APPLIED FIRST TO UNPAID PRINCIPAL AND THEN TO UNPAID





FUNDING AGREEMENT                                                            22

INTEREST, AND (II) ANY REMAINING EXCESS SHALL PROMPTLY BE REIMBURSED BY HFG TO THE SEARCH PARTIES.


15.0     GENERAL PROVISIONS

         15.1 AMENDMENTS AND WAIVERS. To amend this agreement or waive any provision of this agreement , all parties must sign a written amendment or waiver that identifies by section or paragraph number the provision that it purports to amend or waive. No delay in exercising any right, or noncomplying course of dealing, shall be construed to amend or waive any provisions of this agreement.

         15.2 ASSIGNMENT. No Search Party may assign any of its rights under this agreement without HFG's prior express written consent. No assignment, if permitted, shall relieve any Search Party of any obligation under this agreement unless such relief is expressly provided for in HFG's consent to the assignment. The term "Search Parties" shall include any permitted assignee of any Search Party. HFG may at any time and from time to time wholly or partly assign or grant participations in any debt Obligations of any Search Party to HFG incurred under this agreement; and HFG may disclose to any potential assignee or participant any information obtained by HFG in connection with this agreement about any Search Party, any Search affiliate, and any aspect of the business of any Search Party and any Search affiliate.

         15.3 NOTICES. All notices must be in writing. Notices may be given by U.S. Certified Mail, postage prepaid, addressed to the intended recipient at its address in Par. 1.2, or to such other notice address as that party designates by notice to the other party, and any notice so given shall be deemed given one business day after its deposit with the U.S. Postal Service. A business day is any day other than a Saturday, Sunday, or legal holiday in Texas. A notice given by other means shall be effective only when actually received by the addressee.

         15.4 HFG RELIANCE ON DISCLOSURE STATEMENT. Notwithstanding the limitations in the Disclosure Statement, HFG may rely upon the Disclosure Statement, without independent investigation and irrespective of its subsequent approval or disapproval by the bankruptcy court in the Consolidated Proceeding, as being in all material respects a true and adequate disclosure as of the date of this agreement of the matters it expresses; and HFG shall have a claim against all Search Parties for breach of this agreement, without election of remedies and independently of HFG's rights, if any, under the Bankruptcy Code and in the Consolidated Proceeding, if HFG suffers any liability, loss, cost or expense attributable in any way to the representations and warranties of any Search Party hereunder being untrue, or to the Disclosure Statement's being in any material way untrue, misleading or inadequate. Approval of the Disclosure Statement or the Plan by the bankruptcy court in the Consolidated Proceeding, whether or not HFG appears and takes any action in the Consolidated Proceeding, shall not be deemed or construed for purposes of this agreement to be res judicata as to the truth, sufficiency or adequacy of the Disclosure Statement, or to estop HFG from raising such issues in connection with a claim under this agreement.

         15.5 DUTY OF HFG'S PROFESSIONALS. All attorneys, accountants, appraisers and other professional persons retained by HFG in connection with this agreement shall have the right to act






FUNDING AGREEMENT                                                             23
exclusively in the interest of HFG, and shall have no duty of disclosure, duty of loyalty, duty of care, or any other duty or obligation of any kind to Search, SFC or any of their subsidiaries or affiliates.

         15.6 NO FIDUCIARY RELATIONSHIP. The relationship between the Search Parties, on the one hand, and HFG on the other, is solely that of debtor and creditor, and HFG is not intended or to be construed to have any fiduciary or other special relationship with any Search Party or any of their subsidiaries or affiliates.

         15.7    CONSTRUCTION.

         A. GOVERNING LAW. Texas law governs the effect and construction of this agreement. With respect to arbitration matters, the Federal Arbitration Act shall govern. Delaware corporate law governs corporate matters with respect to all parties incorporated in Delaware.

         B. BINDING AGREEMENT. This agreement binds and benefits all parties and their respective successors and permitted assigns.

         C. MERGER. This is the entire agreement among the parties concerning the subject matter. It merges and supersedes all former agreements, promises or representations, whether oral or written, express or implied, between any one or more of the Search Parties, on the one hand, and HFG or any of its affiliates, on the other, concerning the subject matter. No oral agreements modify or contradict any provision of this agreement.

         D. SURVIVAL. All representations and warranties by any Search Party in this agreement, and by any Search Party in any document, statement or certificate furnished or to be furnished in connection with this agreement, shall survive the execution and delivery of this agreement and closing. No investigation by HFG shall affect the rights of HFG to rely on such representations and warranties. Without prejudice to the survival of any other obligation of any Search Party hereunder, the Search Parties' Obligations under Section 13.0 shall survive termination of this agreement with or without full performance of all other provisions of this agreement.

         E. WAIVER. No waiver of a claim or default under this agreement shall be construed to be a waiver of any other claim or default.

         F. RESOLUTION OF AMBIGUITIES. All parties have been represented by legal counsel of their own choice in negotiation, drafting and review of this agreement. No rule of construction resolving any ambiguity against a drafting party shall apply.

         G. LIMITATION AND WAIVER OF REMEDIES. If any Search Party breaches this agreement, HFG shall cumulatively have all remedies available at law or in equity, and if HFG breaches this agreement, the Search Parties shall cumulatively have all remedies available at law or in equity; except that NO PARTY SHALL BE LIABLE FOR SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, AND ALL SEARCH PARTIES EXPRESSLY WAIVE AND AGREE NEVER TO SEEK ANY PUNITIVE







FUNDING AGREEMENT                                                             24

                 DAMAGES FROM HFG, OR ANY OF ITS OFFICERS, DIRECTORS, SHAREHOLDERS, EMPLOYEES, ATTORNEYS OR AGENTS ATTRIBUTABLE TO ANY CLAIM ARISING OUT OF THIS AGREEMENT, ANY OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ANY OF THE LOAN DOCUMENTS.

         H. CAPTIONS. Captions, titles and headings are only for convenient reference and are not to be construed in interpretation.

         I. SEVERABILITY. If any provision of this agreement is held to be invalid or unenforceable, that invalidity or enforceability shall not impair or invalidate the remainder of the agreement, which shall continue to be effective and enforceable as if the invalid or unenforceable provision had not been included.

         J. EXHIBITS. Exhibits A, B, C, D, E, F, G, H, I, J, and K are attached to this agreement and incorporated as part of this agreement.

         15.8 BINDING AGREEMENT TO ARBITRATE DISPUTES. All disputes under or relating to this agreement must exclusively be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (the "AAA") in effect at the time the arbitration proceeding commences; except that (i) Paragraph 15.7 shall govern applicable law and construction, there shall be a panel of three arbitrators, the locale of the arbitration shall be Dallas, Texas, and the arbitrators shall provide written findings of fact and conclusions of law; and (ii) any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or property pending the establishment of the arbitration panel or its determination of the merits of the controversy. The arbitration award shall be final and binding on all parties, and judgment upon such arbitration award may be entered in any court having jurisdiction. A prevailing party in arbitration or litigation about this agreement shall be entitled to recover its reasonable attorneys' fees and costs.

         15.9 LIMITATION OF ACTIONS. Any action upon a claim arising out of this agreement must be commenced by filing of an arbitration claim with the AAA within two years after the cause of action accrues.




                                                   HALL FINANCIAL GROUP, INC.



                                                   By:/s/ LARRY E. LEVEY
                                                      --------------------------
                                                      Larry E. Levey
                                                      Senior Vice President






FUNDING AGREEMENT                                                             25

                                           SEARCH CAPITAL GROUP, INC.



                                           By:/s/ ROBERT D. IDZI
                                              --------------------------------
                                              Robert D. Idzi,
                                              Senior Vice President


                                           SEARCH FUNDING CORP.


                                           By:/s/ ROBERT D. IDZI
                                              --------------------------------
                                              Robert D. Idzi,
                                              Senior Vice President



                                           AUTOMOBILE CREDIT ACCEPTANCE CORP.



                                           By:/s/ ROBERT D. IDZI
                                              --------------------------------
                                              Robert D. Idzi,
                                              Senior Vice President

                                           NEWSEARCH, INC.



                                           By:/s/ ROBERT D. IDZI
                                              --------------------------------
                                              Robert D. Idzi,
                                              Senior Vice President


                                           AUTOMOBILE CREDIT HOLDINGS, INC.



                                           By:/s/ ROBERT D. IDZI
                                              --------------------------------
                                              Robert D. Idzi,
                                              Senior Vice President






FUNDING AGREEMENT                                                             26

State of Texas
County of Dallas

         This instrument was acknowledged before me on this 30th day of November, 1995, by Larry E. Levey, Senior Vice President of Hall Financial Group, Inc., a Delaware corporation, on behalf of said corporation.



                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:
       NOTARY SEAL
                                      BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------




State of Texas
County of Dallas

         This instrument was acknowledged before me on this 30th day of November, 1995, by Robert D. Idzi, Senior Vice President of Search Capital Group, Inc., a Delaware corporation, on behalf of said corporation.


                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:

       NOTARY SEAL                    BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------







FUNDING AGREEMENT                                                             27

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on this 30th day of November, 1995, by Robert D. Idzi, Senior Vice President of Search Funding Corp., a Texas corporation, on behalf of said corporation.


                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:
       NOTARY SEAL
                                      BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------


STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on this 30th day of November, 1995, by Robert D. Idzi, Senior Vice President of Automobile Credit Acceptance Corp., a Texas corporation, on behalf of said corporation.


                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:

       NOTARY SEAL                    BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------







FUNDING AGREEMENT                                                             28

STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on this 30th day of November, 1995, by Robert D. Idzi, Senior Vice President of Newsearch, Inc., a Delaware corporation, on behalf of said corporation.


                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:

       NOTARY SEAL                    BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------



STATE OF TEXAS
COUNTY OF DALLAS

         This instrument was acknowledged before me on this 30th day of November, 1995, by Robert D. Idzi, Senior Vice President of Automobile Credit Holdings, Inc., a Delaware corporation, on behalf of said corporation.


                                      /s/ BETTY J. WALLACE
                                      ------------------------------------------
                                      Notary Public in an for the State of Texas

                                      Name printed:

       NOTARY SEAL                    BETTY J. WALLACE
                                      ------------------------------------------
                                      My commission expires:

                                      2-17-97
                                      -----------------------------







FUNDING AGREEMENT                                                             29

                               FUNDING AGREEMENT
                                LIST OF EXHIBITS




Exhibit A -      Collateral Schedule
Exhibit B -      Note I
Exhibit C -      Note II
Exhibit D -      Note III
Exhibit E -      NewSearch Pledge
Exhibit F -      Search Pledge
Exhibit G -      ACHI Pledge
Exhibit H -      Search Security Agreement
Exhibit I -      SFC Security Agreement
Exhibit J -      ACAC Security Agreement
Exhibit K -      Warrant






FUNDING AGREEMENT                                                             30